UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4520 Main Street, Suite 1425 Kansas City, MO	64111
(Address of principal executive offices)	(Zip code)

M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-934-5550

Date of fiscal year end:  06/30/2016

Date of reporting period: 06/30/2016

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the IMS Family of Funds, series of the 360 Funds (the “registrant”) for the year ended June 30, 2016 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

IMS Capital Value Fund
IMS Strategic Income Fund
IMS Dividend Growth Fund

Annual Report

June 30, 2016

Fund Advisor:

IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, OR 97086
Toll Free (800) 934-5550

IMS CAPITAL VALUE FUND
MANAGEMENT’S DISCUSSION AND ANALYSIS
Annual Report
June 30, 2016

Dear Fellow Shareholders,

The IMS Capital Value Fund (the “Fund”) returned +2.23% while its benchmark, the S&P 500 Total Return Index (the “S&P 500” or “Index”) returned +3.84% over the six-month period ended June 30, 2016. The S&P 500 is 100% invested in large U.S. companies, which happened to be the best-performing category, while the Fund was just 70% in large companies, with the balance in small and midcap companies. This difference in composition made for an especially tough comparison over the one-year period. Stocks and oil prices had dropped together in the first six weeks of 2016, as investors worried that slowing economic growth in China could ripple worldwide and tip the U.S. into recession. As those concerns eased and the Federal Reserve held back on raising interest rates, risky assets rebounded. U.S. oil prices rebounded 84% off the February low on supply disruptions and expectations of falling production. Even with the gains, however, oil prices are still well off their 2008 highs. For the twelve-month period, ended June 30, 2016, the Fund fell 7.08% while the S&P500 gained 3.99%.

The Fund’s 44 holdings were diversified across all of the market’s major sectors with the exception of utilities and basic materials. The three highest sector weightings in the Fund were consumer cyclicals 31.3%, healthcare 19.4%, and technology 18.8%. The three lowest sector weightings were industrials 1.9%, telecommunications 3.9%, and energy 8.4%. Approximately, 70% of the Fund is invested in large cap companies, while 21% is invested in mid cap companies with just 5% in small cap companies.

During the past year, a major contributor to the Fund was Amazon, returning +64.86%. One of Amazon’s key advantages is its low-cost operation. The cost to maintain its scalable fulfillment and distribution network is lower than having a large physical retail presence, allowing Amazon to price below its brick-and-mortar peers while still generating excess economic returns. The second best performer was IDEXX Laboratories, Inc. (IDXX), a manufacturer and distributor of products and services primarily for the companion animal veterinary, livestock and poultry, water testing and dairy markets. The stock rose 44.78% over the last year due to solid global growth. During the first quarter 2016, the company reported double digit organic revenue growth overseas. With respect to its Companion Animal Group segment, IDXX witnessed strong recurring Diagnostic gains across the U.S., Canada, Europe, Asia Pacific and Latin America. The company also holds a strong cash balance position. The third best performer was heart valve manufacturer, Edwards Lifesciences Corp. (EW) up 40.04%. The company posted a positive earnings surprise of +7.58% in Q1 2016 due to robust demand for its transcatheter aortic valve replacement. The company continues to see consistent double-digit top and bottom-line growth.

Companies that detracted from the Fund’s performance over the last year included InVivo Therapeutics (NVIV), -64.21%. This biomaterials company has an innovative, and so far, promising treatment for paralyzing spinal cord injuries. In June, the company reported a loss of $6.62 million for Q1 2016, significantly greater than the loss of $4.73 million for the same period a year ago and higher than analyst expectations. Shares of InVivo, trading under $6, are well below their 12-month high of $17.75 despite excellent clinical results and significant progress towards FDA approval of their product. The second worst performer was Opko Health (OPK) down 41.92%. The company is a diversified provider of healthcare products including diagnostics, pharmaceuticals and biologics. The company recently gained approval for its new vitamin D drug, Rayaldee, however, investors are concerned that Opko will struggle to win reimbursements with insurers or that its sales force will have a tough time convincing doctors to prescribe Rayaldee instead of the vitamin D supplements that are commonly used today. Since last year, the CEO of the company has been an aggressive buyer of the stock. The third worst performer was fast casual restaurant chain operator Noodles & Co. (NDLS) which fell 33.01%, after the company reported a first quarter loss of $0.06 per share, down from a profit of $0.03 a share a year ago. Shares were also negatively impacted when the company recently announced a potential breach of payment data. Third party forensic experts detected malware and suspicious activity on its computer systems that signaled a possible infringement of the customers debit and credit card data. The market has not reacted well to the CEO’s resignation, which we view as a positive, since a change at the top is needed.

The U.S. stock market has risen every calendar year since 2009. We believe this bull market is not done yet. Elections years tend to be positive. Low interest rates and higher corporate earnings should continue to power the market ahead. Regardless, our focus on finding the right undervalued companies remains consistent in both up and down markets. Going forward, we continue to focus on undervalued stocks that have the potential to grow earnings, are down in price, are seasoned and are poised to benefit from one or more of our investment themes. For instance, we have been investing in companies that should benefit from baby boomer spending habits, an eventual rise in interest rates, an eventual rise in oil prices, the pending housing shortage and the trend towards pet ownership and healthy eating. We thank you for continuing to invest alongside us in the IMS Capital Value Fund as we focus on building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Capital Value Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns (for periods ended June 30, 2016)
	One Year	Five Year	Ten Year
IMS Capital Value Fund*	(7.08)%	4.69%	3.18%
S&P 500® Index**	3.99%	12.09%	7.42%

Total annual operating expenses, as disclosed in the Fund’s current prospectus dated October 30, 2015, were 1.74% of average daily net assets. The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses such as acquired fund fees and expenses; and 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.95% of the Fund’s average daily net assets through October 31, 2016, subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap may not be terminated prior to October 31, 2016 except by the Board of Trustees of 360 Funds.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The  returns shown  do  not  reflect deduction of  taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for S&P 500 Index.

Comparison of the Growth of a $10,000 Investment in the IMS Capital Value Fund and
the S&P 500® Index for the 10 Years Ended June 30, 2016 (Unaudited)

IMS Capital Value Fund $13,681
S&P 500 Index $20,467
$22,000
$18,000
$14,000
$10,000
$6,000
Jun-06
Jun-07
Jun-08
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16

The chart above assumes an initial investment of $10,000 made on June 30, 2006 and held through June 30, 2016. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS Strategic Income Fund
MANAGEMENT’S DISCUSSION AND ANALYSIS
Annual Report June 30, 2016
Dear Fellow Shareholders,

The U.S. economy continued its long and slow recovery from the 2009 recession lows. While standard measures of economic growth remain in the 2% range, both the labor and real estate markets are fairly strong, and have improved significantly from 2014. Energy is still under pressure from the supply glut that began a few years ago, however it has been encouraging to see oil bounce off its February low of $26 a barrel to end the reporting period on June 30, 2016 at roughly $50. The U.S. economy is good compared to Europe, Japan, and China. All three continue to struggle with weak demand, and in many cases, unemployment. Europe and Japan are experimenting with new forms of monetary stimulation, including buying existing bonds to lower interest rates and stimulate the economy. This has caused government bonds in some developed countries to trade at yields below 0%. That is historic and unprecedented. Negative yields overseas, strong investment flows into U.S. dollars, and the U.S. Fed backing away from increasing rates produced a strong decline in bond yields, with the greatest reaction at longer maturities. The 10-year Treasury bond now pays you just 1.5%, less than the current rate of inflation which is hovering around 2%. While these have been good times for government bonds, many energy and natural resource companies have been hurt by persistently low energy prices, and the selloff in energy bonds negatively impacted our Fund, especially during the first 6 months of the reporting period.

On a year-to-date basis, for the 6-month period ended June 30, 2016, the IMS Strategic Income Fund was essentially flat returning -2.18%. However, because of the steep sell off in energy bonds during the first 6 months of the reporting period from June 30, 2015 to December 31, 2015, the Fund fell 20.99% over the 1-year reporting period ended June 30, 2016. By comparison, the Fund’s benchmark, the Barclay’s Aggregate Bond Index, returned 5.31% and 6.00%, respectively, over the same periods.

We were disappointed in the results, especially during the first half of the reporting period. It should be noted that the holdings that make up the Fund are dramatically different than those of the Fund’s benchmark. For example, the benchmark is made up of 100% investment grade rated bonds, while our Fund held only 26%. 72% of the Fund’s assets were held in high yield bonds and stocks at the beginning of the reporting period, of which the benchmark held 0%. About 19% of the Fund was in energy related stocks and bonds. This was our largest mistake. Energy prices continued to fall until February 2016. Oil prices in the mid 40’s are below replacement cost for all but the most efficient producers in the U.S. Our view is that declines in drilling and exploration will eventually cause oil prices to recover, the question is when. So far it has taken much longer than we anticipated, but we are encouraged by the recent rebound from $26 to $50 in the price per barrel.

The IMS Strategic Income Fund is called “strategic” because we take positions in sectors where we see opportunity. Just as fewer investments in energy exploration and production must eventually lead to higher prices, we also continue to believe that negative real interest rates are not economically sustainable over the long term. However, since June of last year the policy of low or even negative short-term rates has become even more widely implemented around the world. It is hard to see value in government bonds at this level. However, this “lower for longer” environment means that yields curves will still be positive, hence our continuing allocation to investment grade structured bonds. Rising rates tend to favor banks, insurance companies, and brokerages with exposure to money market funds. We are focusing our current research on these opportunities.

As of June 30, 2016, the Fund’s allocations were approximately 7% U.S. dividend stocks, 39% U.S. investment grade bonds, 37% U.S. high yield bonds, 11% international high yield bonds, and 5% international investment grade bonds. We think the Fund is well-positioned for the future where we anticipate slowly rising interest rates and energy prices.

We have very little exposure to emerging markets, traditional investment grade bonds, and U.S. Treasury bonds. Emerging markets suffer during strong U.S. dollar cycles, and weak commodity prices. Traditional corporate and treasury bonds now have some of the lowest yields in history. We focus on opportunities with real yield to support a useful fund dividend. We are proud of the fact that the IMS Strategic Income Fund has paid a dividend every month for over 13 years and has never missed a monthly dividend payment since the Fund’s inception in November of 2002. We continue to look for the best combination of current income, moderate volatility, and appreciation potential as we make strategic long term investments. We thank you for your loyalty and for investing alongside us in the IMS Strategic Income Fund as we continue building wealth wisely.

Sincerely,

Carl W. Marker

Portfolio Manager

IMS Strategic Income Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns (for periods ended June 30, 2016)
	One Year	Five Year	Ten Year
IMS Strategic Income Fund*	(20.99)%	(5.33)%	(2.31)%
Barclays Capital Aggregate Bond Index**	6.00%	3.76%	5.13%

Total annual operating expenses, as disclosed in the Fund’s current prospectus dated October 30, 2015, were 1.92% of average daily net assets (1.96% after fee waivers/expense reimbursements by the Advisor). The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses such as acquired fund fees and expenses; and 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.95% of the Fund’s average daily net assets through October 31, 2016, subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap may not be terminated prior to October 31, 2016 except by the Board of Trustees of 360 Funds.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The  returns shown  do  not  reflect deduction of  taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The Barclays Capital Aggregate Bond Index is a widely-used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. bonds that are primarily investment grade, which has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the Barclays Capital Aggregate Bond Index.

Comparison of the Growth of a $10,000 Investment in the IMS Strategic Income Fund and
the Barclays Captial Aggregate Bond Index for the 10 Years Ended June 30, 2016 (Unaudited)

$18,000
$14,000
$10,000
$6,000
IMS Strategic Income Fund $7,912
Barclays Capital Aggregate Bond Index $16,496
Jun-06
Jun-07
Jun-08
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16

The chart above assumes an initial investment of $10,000 made on June 30, 2006 and held through June 30, 2016. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS DIVIDEND GROWTH FUND
MANAGEMENT’S DISCUSSION AND ANALYSIS
Annual Report
June 30, 2016
Dear Fellow Shareholders,

During the first half of 2016, the IMS Dividend Growth Fund (the “Fund”)performed extremely well, beating the S&P 500 Total Return Index (the “S&P 500” or “Index”) handily with a return of +5.68% vs +3.84% for the six-month period ending June 30, 2016. Over the one-year period ending June 30, 2016, the Fund returned -2.27% vs the Index’ s return of +3.99%. While the S&P 500 is the Fund’s benchmark, and is invested 100% in large, U.S. stocks, it should be noted that Fund is invested 12% in international stocks and 30% small and midcap stocks. International stock performance lagged domestic stocks as evidenced by the performance of the MSCI All Country World (excluding USA) Net Total Return Index which declined 10.24% during the year. The Fund is truly all-cap and global in nature, which historically has provided for strong long-term performance but produced mixed results over the last 12 months. For the last 12 months large U.S. stocks were the superior asset class, small stocks measured by the Russell 2000 Total Return Index returned a negative 6.73% and mid-sized stocks performed better returning 1.05%, but still below the S&P 500 return of 3.99%. We are very encouraged by the Fund’s rebound after a tough 2015, and its strong performance so far in 2016, beating its benchmark in both quarters.

The U.S. economy continued its modest improvement while the Federal Open Market Committee (FOMC) remained abundantly cautious about raising interest rates. The U.S. and global economy continue to cope with debt issues, negative interest rates, uncertainty in China and volatile energy markets. The elevated global risks drove the U.S. dollar higher and yields on U.S. Government bonds lower. The U.S. stock market and economy continue to outperform most other mature economies on a variety of metrics. For example, during the one-year period ended June 30, 2016, the S&P 500 was up over 3% while the major non-U.S. stock markets averaged a decline of over 10%.

The primary purpose of the Fund is capital appreciation and dividend income from companies that habitually raise their payouts. Our top three sector weightings as of June 30, 2016 were technology, financial and consumer staples at 19.5%, 16.7% and 15.1%, respectively. Financials are cyclical and tend to perform well as the U.S. and global economies improve and conversely, if the economy slows, these sectors historically underperform. Consumer staples tend to fall into the household necessities category and therefore are less sensitive to changes in the overall economy. The technology sector tends to perform well when businesses are upgrading software and hardware.

The Fund’s best performers over the past year included Lockheed Martin, the defense and aerospace giant which returned 36.97%, Philip Morris International, the tobacco conglomerate which returned 31.97%; Johnson & Johnson, healthcare and consumer firm, which rose 27.59%; and Altria Group, which jumped 45.61%. We continue to see value in large predictable dividend paying businesses in areas like consumer staples, defense and healthcare.

The Fund’s worst performers included PRA Group, Inc., which has declined 61.26% over the last 12 months. The company’s primary business is purchasing and collecting nonperforming consumer loans in the U.S. and Europe. The firm has suffered as result of the strong U.S. Dollar and weaker than expected sales and earnings trends. We continue to see long-term value in the business model and think the firm’s focus on international expansion and municipality outsourcing businesses will provide long-term growth. We admit however we materially underestimated the financial risk and severity of the earnings slowdown. SM Energy Company is an independent natural gas company. The volatility in the energy markets and natural gas supply glut pushed shares down 41.24% over the last year. Copa Holding SA, is an airline passenger and cargo service company in Latin America. Copa has industry leading on-time and flight completion stats, but passenger and freight traffic has declined resulting in a 33.45% decline over the last 12 months. Key markets like Brazil remain weak, which materially impaired Copa passenger and cargo businesses.

Historically, over full market cycles, dividends have contributed a meaningful portion of the stock market’s total returns. While dividend-paying stocks were out of favor most of 2015, the group bounced back strong in the first 6 months of 2016. We continue to think dividend payers will serve investors well over the long run.

We believe the companies in the Fund have unique operating franchises, strong financial positioning and opportunities for long-term future growth. These characteristics increase the likelihood that the companies in our Fund will continue to pay and increase dividends and appreciate over time. We thank you for investing alongside us in the IMS Dividend Growth Fund as we continue to focus on building wealth wisely.

Sincerely,

Carl W. Marker & Christopher L. Magana

Co-Portfolio Managers

IMS Dividend Growth Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns (for periods ended June 30, 2016)
	One Year	Five Year	Ten Year
IMS Dividend Growth Fund*	(2.27)%	7.15%	3.72%
S&P 500® Index**	3.99%	12.09%	7.42%

Total annual operating expenses, as disclosed in the Fund’s current prospectus dated October 30, 2015, were 2.50% of average daily net assets (1.95% after fee waivers/expense reimbursements by the Advisor). The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses such as acquired fund fees and expenses; and 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.95% of the Fund’s average daily net assets through October 31, 2016, subject to the Advisor’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap may not be terminated prior to October 31, 2016 except by the Board of Trustees of 360 Funds.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The  returns shown  do  not  reflect deduction of  taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**	The S&P 500® Index is a widely recognized unmanaged index of equity prices and has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the S&P 500 Index.

Comparison of the Growth of a $10,000 Investment in the IMS Dividend Growth and
the S&P 500® Index for the 10 years Ended June 30, 2016 (Unaudited)

$22,000
$18,000
$14,000
$10,000
$6,000
IMS Dividend Growth Fund $14,409
S&P 500 Index $20,467
Jun-06
Jun-07
Jun-08
Jun-09
Jun-10
Jun-11
Jun-12
Jun-13
Jun-14
Jun-15
Jun-16

The chart above assumes an initial investment of $10,000 made on June 30, 2006 and held through June 30, 2016. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS – (Unaudited)

IMS Capital Value Fund Holdings as of June 30, 20161

Common Stock of Companies with Market Cap > $11 Billion
Common Stock of Companies with Market Cap $2 Billion to $11 Billion
Common Stock of Companies with Market Cap less than $2 Billion
Money Market Securities
Liabilities in Excess of Other Assets, net
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
72.37%
19.25%
5.14%
3.77%
-0.53%

[1]	As a percent of net assets.

The investment objective of the IMS Capital Value Fund is long-term growth from capital appreciation and, secondarily, income from dividends and interest. The Capital Value Fund invests primarily in the common stocks of mid-cap and large-cap U.S. companies, with mid-cap companies generally having a total market capitalization of $2 billion to $11 billion and large-cap U.S. companies generally having a total market capitalization greater than $11 billion.

IMS Strategic Income Fund Holdings as of June 30, 20161

[1]	As a percent of net assets.

FUND HOLDINGS – (Unaudited) (continued)

The investment objective of the IMS Strategic Income Fund is current income, and a secondary objective of capital appreciation. In pursuing its investment objectives, the Strategic Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Strategic Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note, and in 144A securities that are purchased in private placements and thus are subject to restrictions on resale (either as a matter of contract or under federal securities laws), but only where the Adviser has determined that a liquid trading market exists. Under normal circumstances, the Strategic Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

IMS Dividend Growth Fund Holdings as of June 30, 20161

Equity Securities
Money Market Securities
Liabilities in Excess of Other Assets, net
110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
100.08%
1.58%
-1.66%

[1]	As a percent of net assets.

The investment objective of the IMS Dividend Growth Fund is long-term growth from capital appreciation and dividends. The Dividend Growth Fund invests primarily in a diversified portfolio of dividend–paying common stocks. The Dividend Growth Fund’s advisor, IMS Capital Management, Inc., employs a combination of fundamental, technical and macro market research to identify companies that the Adviser believes have the ability to maintain or increase their dividend payments, because of their significant cash flow production.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 through June 30, 2016).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IMS Funds	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period* January 1, 2016 – June 30, 2016
Capital Value Fund Actual (+2.23%) Hypothetical**	$ 1,000.00 $ 1,000.00	$ 1,022.30 $ 1,016.30	$ 8.65 $ 8.62
Strategic Income Fund Actual (-2.18)% Hypothetical**	$ 1,000.00 $ 1,000.00	$ 978.20 $ 1,015.00	$ 9.74 $ 9.92
Dividend Growth Fund Actual (+5.68%) Hypothetical**	$ 1,000.00 $ 1,000.00	$ 1,056.80 $ 1,015.10	$ 10.02 $ 9.82

*	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Dividend Growth Fund were 1.72%, 1.98%, and 1.96%, respectively.

**	Assumes a 5% annual return before expenses.

IMS CAPITAL VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2016

COMMON STOCK - 96.76%	Shares	Fair Value

Consumer Discretionary - 31.27%
Amazon.com, Inc. (a)	1,920	$1,373,990
AutoZone, Inc. (a)	1,400	1,111,376
DISH Network Corp. - Class A (a)	14,500	759,800
Dollar Tree, Inc. (a)	15,000	1,413,600
Domino's Pizza, Inc.	9,600	1,261,248
H&R Block, Inc.	50,000	1,150,000
Home Depot, Inc.	5,000	638,450
Noodles & Co. (a)	79,895	781,373
Service Corp. International	30,000	811,200
Starbucks Corp.	13,200	753,984
Walt Disney Co.	10,700	1,046,674
Yum! Brands, Inc.	12,000	995,040
		12,096,735
Consumer Staples - 2.72%
Dr Pepper Snapple Group, Inc.	10,900	1,053,267

Energy - 8.43%
Apache Corp.	10,000	556,700
EOG Resources, Inc.	8,200	684,044
Noble Energy, Inc.	15,400	552,398
Occidental Petroleum Corp.	10,200	770,712
Schlumberger, Ltd.	8,800	695,904
		3,259,758
Financials - 12.02%
Bank of America Corp.	64,000	849,280
Capital One Financial Corp.	15,000	952,650
Federated Investors, Inc. - Class B	30,000	863,400
Umpqua Holdings Corp.	66,600	1,030,302
Welltower, Inc.	12,500	952,125
		4,647,757
Health Care - 19.52%
Allergan PLC (a)	4,500	1,039,905
Celgene Corp. (a)	8,100	798,903
Edwards Lifesciences Corp. (a)	6,000	598,380
Gilead Sciences, Inc.	11,800	984,356
IDEXX Laboratories, Inc. (a)	6,000	557,160
InVivo Therapeutics Holdings Corp. (a)	208,933	1,207,633
OPKO Health, Inc. (a)	51,200	478,208
Patterson Cos., Inc.	15,500	742,295
Zimmer Biomet Holdings, Inc.	4,000	481,520
Zoetis, Inc.	14,000	664,440
		7,552,800

IMS CAPITAL VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2016

COMMON STOCK - 96.76% (continued)	Shares	Fair Value

Industrials - 1.96%
Stanley Black & Decker, Inc.	6,800	$756,296

Information Technology - 18.91%
Alphabet, Inc. - Class C (a)	1,400	968,940
Apple, Inc.	10,000	956,000
Intel Corp.	23,700	777,360
Paychex, Inc.	16,200	963,900
PayPal Holdings, Inc. (a)	25,100	916,401
QUALCOMM, Inc.	15,600	835,692
Take-Two Interactive Software, Inc. (a)	14,600	553,632
Western Digital Corp.	20,500	968,830
Yahoo!, Inc. (a)	10,000	375,600
		7,316,355
Telecommunication Services - 1.93%
Verizon Communications, Inc.	13,400	748,256

TOTAL COMMON STOCK (Cost $31,690,992)		37,431,224

MONEY MARKET SECURITIES - 3.77%
Federated Prime Obligations Fund - Institutional Shares, 0.37% (b)	1,456,631	1,456,631

TOTAL MONEY MARKET SECURITIES (Cost $1,456,631)		1,456,631

TOTAL INVESTMENTS (Cost $33,147,623) - 100.53%		$38,887,855
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (0.53%)		(204,806)
NET ASSETS - 100.00%		$38,683,049

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the yield at June 30, 2016, is subject to change and resets daily.

See accompanying notes which are an integral part of these schedules of investments.

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2016

COMMON STOCK - 7.02%	Shares	Fair Value

Financials - 1.97%
Umpqua Holdings Corp.	11,300	$174,811

Health Care - 1.74%
Bristol-Myers Squibb Co.	2,100	154,455

Information Technology- 1.74%
Cypress Semiconductor Corp.	14,600	154,030

Materials- 1.57%
Dow Chemical Co.	2,800	139,188

TOTAL COMMON STOCK (Cost $617,894)		622,484

CORPORATE BONDS - 29.83%	Principal Amount	Fair Value

California Resources Corp., 5.000%, 01/15/2020	$725,000	382,438
Clayton Williams Energy, Inc., 7.750%, 04/01/2019	500,000	377,500
Diamond Offshore Drilling, Inc., 5.70%, 10/15/2039	750,000	568,217
Performance Drilling Co. LLC, 6.000%, 09/30/2022 (b) (f) (g) (i)	1,420,804	203,742
Sabine Oil & Gas Corp., 7.250%, 06/15/2019 (e) (g)	1,375,000	27,500
Sanchez Energy Corp., 7.750%, 06/15/2021	500,000	423,750
Thornton Drilling Co., 5.000%, 06/15/2018 (b) (e) (f) (g)	477,977	155,247
Whiting Petroleum Corp., 5.000%, 03/15/2019	550,000	506,000

TOTAL CORPORATE BONDS (Cost $5,767,049)		2,644,394

FOREIGN BONDS DENOMINATED IN US DOLLARS - 11.07%
Cash Store Financial Services, Inc., 11.500%, 01/31/2017 (b) (d) (f) (g) (i)	1,289,000	179,582
Newland International Properties Corp., 9.500%, 07/03/2017 (d) (i)	592,190	148,047
Newland International Properties Corp., 9.500%, 07/03/2017 (h) (i)	361,190	90,298
Oceanografia SA de CV, 11.250%, 07/15/2015 (b) (e) (f) (g) (h)	1,150,000	23,000
Panama Canal Railway Co., 7.000%, 11/01/2026 (h)	541,100	540,424

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $3,583,337)		981,351

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2016

	Principal Amount	Fair Value
STRUCTURED NOTES - 43.48%

Bank of Nova Scotia Callable Steepener Note Series A, 4.172%, 07/29/2033 (c)	$700,000	$594,440
Barclays Bank PLC Callable Leveraged Steepener Note, 5.512%, 07/31/2034 (c)	250,000	222,500
Citigroup, Inc. Callable Barrier Range Accrual Index Linked Note, 8.000%, 01/30/2023	448,000	432,544
Credit Suisse AG Leveraged CMS Curve and Russell 2000 Index Linked Note, 10.000%, 07/31/2030 ( c )	450,000	394,875
JP Morgan Chase & Co. Callable Range Accrual Rate Linked Note, 10.000%, 05/06/2030 (c)	500,000	470,000
Morgan Stanley Fixed to Floating Rate Leveraged CMS and Index Linked Note, 6.355%, 08/30/2028 (c)	350,000	307,125
Morgan Stanley Senior Floating Rate Conversion CMS and Index Linked Note, 6.100%, 03/25/2031 (c)	600,000	577,500
Natixis US Medium-Term Note Program LLC Callable Fixed-to Floating Capped Range Accrual Note, 7.420%, 10/31/2034 (c)	500,000	430,000
SG Structured Products, Inc. Callable Fixed to Variable Barrier Range Dual Index Linked Note, 5.084%, 11/27/2028 (c)	600,000	426,060

TOTAL STRUCTURED NOTES (Cost $4,283,716)		3,855,044

SECURED SUBORDINATED PROMISSORY NOTES - 4.42%
Aequitas Commercial Finance, LLC Secured Subordinated Promissory Note, 11.000%, 07/28/2019 (b) (d) (f) (g) (i)	750,000	392,025

TOTAL SECURED SUBORDINATED PROMISSORY NOTES (Cost $750,000)		392,025

MONEY MARKET SECURITIES - 2.23%	Shares

Federated Prime Obligations Fund - Institutional Shares, 0.37% (a)	197,428	197,428

TOTAL MONEY MARKET SECURITIES (Cost $197,428)		197,428

TOTAL INVESTMENTS (Cost $15,199,424) - 98.05%		$8,692,726
OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 1.95%		172,495
NET ASSETS - 100.00%		$8,865,221

Percentages are stated as a percent of net assets.

(a)	Variable rate security. Rate shown represents the yield at June 30, 2016 and resets daily.
(b)	This security is currently valued by the Advisor using fair valuation procedures approved by the Board of Trustees under the oversight of the Fair Valuation Committee.
(c)	Variable rate security. Rate shown represents the rate in effect at June 30, 2016.
(d)	Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional investors.
(e)	Non-income producing security.
(f)	Security is illiquid at June 30, 2016, at which time the aggregate value of illiquid securities is $953,596 or 10.76% of net assets.
(g)	Issue is in default.
(h)	Security exempted from registration under Regulation S of the Securities Act of 1933.
(i)	Partial interest payments made during the year ended June 30, 2016.

See accompanying notes which are an integral part of these schedules of investments.

IMS DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2016

COMMON STOCK - 100.09%	Shares	Fair Value

Consumer Discretionary - 8.93%
General Motors Co.	9,000	$254,700
Sturm Ruger & Co., Inc.	3,800	243,238
Twenty-First Century Fox, Inc. - Class B	9,500	258,875
		756,813
Consumer Staples - 15.35%
Altria Group, Inc.	4,100	282,736
Nestle SA - ADR	4,200	324,702
Philip Morris International, Inc.	4,000	406,880
Unilever NV - ADR	6,100	286,334
		1,300,652
Energy - 9.59%
Chevron Corp.	1,800	188,694
Halliburton Co.	6,500	294,385
Helmerich & Payne, Inc.	2,500	167,825
SM Energy Co.	6,000	162,000
		812,904
Financials - 17.01%
Axis Capital Holdings Ltd.	5,300	291,500
CME Group, Inc.	4,000	389,600
M&T Bank Corp.	3,000	354,690
Outfront Media, Inc.	12,000	290,040
PRA Group, Inc. (a)	4,800	115,872
		1,441,702
Health Care - 12.63%
Abbott Laboratories	6,500	255,515
AbbVie, Inc.	4,800	297,168
Johnson & Johnson	2,900	351,770
Zoetis, Inc.	3,500	166,110
		1,070,563
Industrials - 14.49%
Copa Holdings SA - Class A	3,000	156,780
Lockheed Martin Corp.	1,700	421,889
Parker-Hannifin Corp.	1,800	194,490
United Technologies Corp.	2,600	266,630
Veritiv Corp. (a)	5,000	187,900
		1,227,689

IMS DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2016

COMMON STOCK - 100.09% (continued)	Shares	Fair Value

Information Technology - 19.85%
Apple, Inc.	2,900	$277,240
CDK Global, Inc.	6,900	382,881
Microsoft Corp.	7,100	363,307
QUALCOMM, Inc.	5,350	286,600
Sabre Corp.	13,900	372,381
		1,682,409
Materials - 2.24%
FMC Corp.	4,100	189,871

TOTAL COMMON STOCK (Cost $8,726,591)		8,482,603

MONEY MARKET SECURITIES - 1.58%
Federated Prime Obligations Fund - Institutional Shares, 0.37% (b)	134,059	134,059

TOTAL MONEY MARKET SECURITIES (Cost $134,059)		134,059

TOTAL INVESTMENTS (Cost $8,860,650) - 101.67%		$8,616,662
LIABILITIES IN EXCESS OF OTHER ASSETS, NET - (1.67)%		(141,154)
NET ASSETS - 100.00%		$8,475,508

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the yield at June 30, 2016, is subject to change and resets daily.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these schedules of investments.

IMS FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund
Assets:
Investments in securities:
At cost	$33,147,623	$15,199,424	$8,860,650
At fair value	$38,887,855	$8,692,726	$8,616,662
Receivables:
Interest	1,012	136,580	7
Dividends	52,023	21,608	9,261
Fund shares sold	50	500	-
Investments sold	-	295,158	-
Prepaid expenses	12,479	8,656	4,345
Total assets	38,953,419	9,400,163	8,630,275

Liabilities:
Payables:
Line of credit borrowings	-	187,000	-
Fund shares redeemed	201,660	71,219	126,332
Due to advisor	38,567	2,106	4,163
Due to administrator, fund accountant and transfer agent	9,166	3,326	3,625
Accrued expenses	20,977	26,356	20,647
Total liabilities	270,370	290,007	154,767
Net Assets	$38,683,049	$8,865,221	$8,475,508

Net Assets consist of:
Paid-in capital	$37,067,263	$65,147,386	$9,437,931
Accumulated undistributed net investment income (loss)	(21,266)	54,291	1,638
Accumulated net realized loss on investments	(4,103,180)	(49,829,758)	(720,073)
Net unrealized appreciation (depreciation) on investments	5,740,232	(6,506,698)	(243,988)
Total Net Assets	$38,683,049	$8,865,221	$8,475,508

Shares outstanding (unlimited number of shares authorized, no par value)	1,797,853	2,714,734	671,481
Net asset value and offering price per share	$21.52	$3.27	$12.62
Minimum redemption price per share (a)	$21.41	$3.25	$12.56

(a)	A redemption fee of 0.50% will be assessed on shares of the Fund that are redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS
STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2016

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund

Investment income:
Dividends (net of foreign withholding taxes of $0, $780 and $1,911)	$577,377	$387,605	$254,000
Interest	3,868	1,079,108	359
Total investment income	581,245	1,466,713	254,359

Expenses:
Investment Advisor fees (a)	470,016	166,431	113,994
Accounting, administration and transfer agent fees and expenses (a)	106,815	43,544	39,127
Registration expenses	18,261	19,253	7,339
Miscellaneous expenses	19,197	13,336	10,454
Audit expenses	16,400	21,900	17,400
Custodian expenses	7,908	6,622	5,202
Trustee expenses	9,944	11,519	9,944
Pricing expenses	5,069	7,829	3,645
Insurance expenses	1,322	1,321	1,321
Legal expenses	1,757	2,372	3,353
Printing expenses	-	-	1,944
Interest expenses	249	2,940	410
Total expenses	656,938	297,067	214,133
Less: Fees waived by Advisor (a)	-	(36,051)	(37,010)
Net expenses	656,938	261,016	177,123

Net Investment Income (Loss)	(75,693)	1,205,697	77,236

Realized and unrealized loss:
Net realized loss on investment securities and foreign currency	(2,482,555)	(3,585,379)	(103,303)
Change in unrealized depreciation on investment securities and foreign currency	(249,635)	(1,221,438)	(252,790)
Net realized and unrealized loss on investment securities and foreign currency	(2,732,190)	(4,806,817)	(356,093)

Net Decrease in Net Assets Resulting from Operations	$(2,807,883)	$(3,601,120)	$(278,857)

(a)	See Note 4 in the Notes to Financial Statements.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2016

Increase (decrease) in cash:
Cash flows from operating activities:
Net decrease in net assets from operations	$(3,601,120)
Adjustments to reconcile net decrease in net assets from operations to net cash provided from operating activities:
Accretion of discount/Amortization of premium, net	(132,845)
Purchase of investment securities	(49,831,071)
Proceeds from disposition of investment securities	56,862,064
Sales of short-term investment securities, net	115,673
Decrease in dividends and interest receivable	152,123
Increase in receivables for securities sold	(256,281)
Decrease in prepaid expenses	12,467
Decrease in accrued expenses	(45,688)
Net unrealized depreciation on investment securities and foreign currency	1,221,438
Net realized loss on investment securities	3,588,805
Net cash provided from operating activities	8,085,565

Cash flows from financing activities:
Proceeds from loan	6,814,640
Payments on loan	(6,627,640)
Proceeds from Fund shares sold	600,754
Payment on Fund shares redeemed	(8,752,688)
Cash distributions paid	(120,631)

Net cash used in financing activities	(8,085,565)

Net decrease in cash	$-

Cash:
Beginning of year	$-
End of year	$-

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $1,030,775, a decrease in receivable for fund shares sold of $67,727 and an increase in payable for Fund shares redeemed of $58,074.

Interest paid by the Fund for outstanding balances on the line of credit amounted to $3,979.

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2016	June 30, 2015

Increase (Decrease) in Net Assets due to:
Operations:
Net investment loss	$(75,693)	$(67,864)
Net realized gain (loss) on investment securities	(2,482,555)	1,957,469
Change in unrealized appreciation (depreciation) on investment securities	(249,635)	1,733,525
Net increase (decrease) in net assets resulting from operations	(2,807,883)	3,623,130

Capital share transactions:
Proceeds from shares purchased	5,800,832	2,803,048
Amount paid for shares redeemed	(5,026,135)	(5,972,903)
Proceeds from redemption fees	556	40
Net increase (decrease) in net assets from share transactions	775,253	(3,169,815)

Total Increase (Decrease) in Net Assets	(2,032,630)	453,315

Net Assets:
Beginning of year	40,715,679	40,262,364

End of year	$38,683,049	$40,715,679
Accumulated net investment loss included in net assets at end of year	$(21,266)	$(82,414)

Capital Share Transactions
Shares purchased	277,553	125,688
Shares issued in reinvestment of distributions	-	-
Shares redeemed	(237,550)	(276,324)
Net increase (decrease) in capital shares	40,003	(150,636)

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2016	June 30, 2015

Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$1,205,697	$2,529,284
Net realized loss on investment securities and foreign currency	(3,585,379)	(5,508,272)
Change in unrealized depreciation on investment securities and foreign currency	(1,221,438)	(2,244,701)
Net decrease in net assets resulting from operations	(3,601,120)	(5,223,689)

Distributions
From net investment income	(1,151,406)	(1,988,609)
Return of capital	-	(762,390)
Total distributions	(1,151,406)	(2,750,999)

Capital share transactions:
Proceeds from shares purchased	533,027	2,783,020
Reinvestment of distributions	1,030,775	2,497,602
Amount paid for shares redeemed	(8,811,098)	(14,247,967)
Proceeds from redemption fees	336	2,150
Net decrease in net assets from share transactions	(7,246,960)	(8,965,195)

Total Decrease in Net Assets	(11,999,486)	(16,939,883)

Net Assets:
Beginning of year	20,864,707	37,804,590

End of year	$8,865,221	$20,864,707
Accumulated undistributed net investment income included in net assets at end of year	$54,291	$-

Capital Share Transactions
Shares purchased	150,061	538,510
Shares issued in reinvestment of distributions	276,969	480,708
Shares redeemed	(2,322,167)	(2,760,334)
Net decrease in capital shares	(1,895,137)	(1,741,116)

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2016	June 30, 2015

Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$77,236	$65,677
Net realized gain (loss) on investment securities	(103,303)	1,091,602
Change in unrealized depreciation on investment securities	(252,790)	(704,954)
Net increase (decrease) in net assets resulting from operations	(278,857)	452,325

Distributions
From net investment income	(78,680)	(66,410)
Total distributions	(78,680)	(66,410)

Capital share transactions:
Proceeds from shares purchased	540,706	2,335,156
Reinvestment of distributions	78,488	66,190
Amount paid for shares redeemed	(2,076,942)	(1,167,031)
Proceeds from redemption fees	39	49
Net increase (decrease) in net assets from share transactions	(1,457,709)	1,234,364

Total Increase (Decrease) in Net Assets	(1,815,246)	1,620,279

Net Assets:
Beginning of year	10,290,754	8,670,475

End of year	$8,475,508	$10,290,754
Accumulated undistributed net investment income included in net assets at end of year	$1,638	$2,658

Capital Share Transactions
Shares purchased	44,427	176,154
Shares issued in reinvestment of distributions	6,466	5,134
Shares redeemed	(169,365)	(88,322)
Net increase (decrease) in capital shares	(118,472)	92,966

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND
FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net Asset Value, Beginning of Year	$23.16	$21.10	$17.62	$14.99	$17.11

Investment Operations:
Net investment income (loss)	(0.04)	(0.04)	(0.10)	0.01	(0.07	)(a)
Net realized and unrealized gain (loss) on investments	(1.60)	2.10	3.58	2.62	(2.05)
Total from investment operations	(1.64)	2.06	3.48	2.63	(2.12)

Paid in capital from redemption fees (b)	-	-	-	-	-

Net Asset Value, End of Year	$21.52	$23.16	$21.10	$17.62	$14.99

Total Return (c)	(7.08)%	9.76%	19.75%	17.54%	(12.39)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$38,683	$40,716	$40,262	$35,031	$40,283

Ratio of expenses to average net assets:	1.69%	1.74%	2.05%	2.06%	1.87%

Ratio of net investment income (loss) to average net assets:	(0.19)%	(0.17)%	(0.50)%	0.12%	(0.46)%

Portfolio turnover rate	64.78%	62.98%	110.42%	146.53%	98.21%

(a)	Per share net investment income (loss) has been calculated using the average shares method.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	June 30, 2016		June 30, 2015		June 30, 2014		June 30, 2013		June 30, 2012

Net Asset Value, Beginning of Year	$4.53		$5.95		$6.11		$6.08		$6.89

Investment Operations:
Net investment income	0.35		0.45		0.56		0.59		0.62
Net realized and unrealized gain (loss) on investments and foreign currency	(1.28)		(1.37)		(0.15)		0.01	(a)	(0.82)
Total from investment operations	(0.93)		(0.92)		0.41		0.60		(0.20)

Less Distributions to shareholders:
From net investment income	(0.33)		(0.39)		(0.57)		(0.56)		(0.60)
Tax return of capital	-		(0.11)		-		(0.01)		(0.01)
Total distributions	(0.33)		(0.50)		(0.57)		(0.57)		(0.61)

Paid in capital from redemption fees (b)	-		-		-		-		-

Net Asset Value, End of Year	$3.27		$4.53		$5.95		$6.11		$6.08

Total Return (c)	(20.99)%		(16.13)%		7.00%		10.02%		(2.59)%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$8,865		$20,865		$37,805		$38,945		$34,026

Ratio of expenses to average net assets:	1.98	%(g)	1.96	%(f)	1.94	%(e)	1.95	%(d)	2.01%
Ratio of expenses to average net assets before waiver & reimbursement:	2.25	%(g)	1.92	%(f)	2.12%		2.06%		2.01%

Ratio of net investment income to average net assets:	9.13	%(g)	8.94	%(f)	9.27	%(e)	9.27	%(d)	9.90%
Ratio of net investment income to average net assets before waiver & reimbursement:	8.85	%(g)	8.90	%(f)	9.08%		9.16%		9.90%

Portfolio turnover rate	394.23%		562.40%		371.35%		389.36%		392.81%

(a)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net assets value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	Effective November 1, 2012, the Advisor agreed to waive fees to maintain Fund expenses at 1.89% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses).
(e)	Effective November 1, 2013, the Advisor agreed to waive fees to maintain Fund expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses).
(f)	The ratios include 0.01% of interest expense during the year ended June 30, 2015.
(g)	The ratios include 0.03% of interest expense during the year ended June 30, 2016.

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND
FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2016		June 30, 2015	June 30, 2014	June 30, 2013	June 30, 2012

Net Asset Value, Beginning of Year	$13.03		$12.44	$10.96	$9.73	$9.85

Investment Operations:
Net investment income	0.11		0.09	0.16	0.30	0.25
Net realized and unrealized gain (loss) on investments	(0.41)		0.59	1.46	1.44	(0.17)
Total from investment operations	(0.30)		0.68	1.62	1.74	0.08

Less Distributions to shareholders:
From net investment income	(0.11)		(0.09)	(0.14)	(0.38)	(0.20)
Tax return of capital	-		-	-	(0.13)	-
Total distributions	(0.11)		(0.09)	(0.14)	(0.51)	(0.20)

Paid in capital from redemption fees (a)	-		-	-	-	-

Net Asset Value, End of Year	$12.62		$13.03	$12.44	$10.96	$9.73

Total Return (b)	(2.27)%		5.48%	14.88%	18.10%	0.86%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$8,476		$10,291	$8,670	$8,000	$7,881

Ratio of expenses to average net assets:	1.96	%(d)	1.95%	1.96%	1.97%	2.09	%(c)
Ratio of expenses to average net assets before waiver & reimbursement:	2.37	%(d)	2.50%	2.50%	2.43%	2.25%

Ratio of net investment income to average net assets:	0.85	%(d)	0.69%	1.39%	2.85%	2.51	%(c)
Ratio of net investment income to average net assets before waiver & reimbursement:	0.44	%(d)	0.14%	0.86%	2.39%	2.35%

Portfolio turnover rate	6.63%		86.92%	240.61%	97.55%	47.08%

(a)	Redemption fees resulted in less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c)	Effective September 1, 2011, the Advisor agreed to waive fees to maintain Fund expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses). Prior to that date, the Fund did not have an expense cap.
(d)	The ratios include 0.01% of interest expense during the year ended June 30, 2016.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016

NOTE 1. ORGANIZATION

The IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”), IMS Strategic Income Fund (the “Income Fund”) and IMS Dividend Growth Fund (the “Dividend Growth Fund”), were each organized as a diversified series of 360 Funds (the “Trust”) on June 20, 2014. The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment objective of the Dividend Growth Fund is to provide long-term growth from capital appreciation and dividends. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S.  dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign  currencies are  translated into  U.S. dollar  amounts  on the  respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Structured Notes – Structured notes, such as reverse convertible notes, are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the year ended June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended June 30, 2016, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2013.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Each Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid bonds or those bonds fair valued by the Advisor, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Dividends and Distributions – The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Dividend Growth Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2016

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For the year ended June 30, 2016 the Funds made the following reclassifications to increase (decrease) the components of net assets. The reclassifications are primarily attributable to the writeoff of a net investment loss and expiration of capital loss carryforwards.

Fund	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments
Value Fund	$(136,841)	$136,841	$-
Income Fund	(1,678,970)	-	1,678,970
Dividend Growth Fund	-	-	-

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value  (NAV) provided  by the service  agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, reverse convertible bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities. See the chart on page 34 for more information on the inputs used by the Advisor in determining fair value of such level 3 securities. The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures on June 24, 2014, which established a Valuation Committee to work with the Advisor and report to the Board on securities being fair valued or manually priced.  The Lead Chairman and Trustee for the 360 Funds, along with the Fund Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Advisor in pricing fair valued securities, and consideration of any unresolved valuation issue or a request to change the methodology for manually pricing a security.  In turn, the Lead Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2016:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$37,431,224	$–	$–	$37,431,224
Money Market Securities	1,456,631	–	–	1,456,631
Total	$38,887,855	$–	$–	$38,887,855

*	Refer to the Schedule of Investments for industry classifications.

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund did not hold any derivative instruments during the reporting period. During the year ended June 30, 2016, there were no transfers between levels. The Value Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2016:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$622,484	$–	$–	$622,484
Corporate Bonds	–	2,285,405	358,989	2,644,394
Foreign Bonds	–	778,769	202,582	981,351
Structured Notes	–	3,855,044	–	3,855,044
Promissory Notes	–	–	392,025	392,025
Money Market Securities	197,428	–	–	197,428
Total	$819,912	$6,919,218	$953,596	$8,692,736

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2015	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2016
Corporate Bonds	$2,501,346	$(38,922)	$1,153	$(884,065)	$–	$(1,220,523)	$–	$–	$358,989
Foreign Bonds	–	–	–	–	–	–	202,582	–	202,582
Promissory Notes	–	–	–	(357,975)	750,000	–	–	–	392,025
Total	$2,501,346	$(38,922)	$1,153	$(1,243,040)	$750 000	$(1,220,523)	$202,582	$–	$953,596

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of June 30, 2016:

Quantitative information about Level 3 fair value measurements
	Fair value at 06/30/2016	Valuation technique(s)	Unobservable input	Range (Weighted Average)
Corporate Bonds	$ 358,989	Asset based	Estimated liquidation value of issuers underlying assets (2)	18%-33% of outstanding debt
			Discount rate	20%
Foreign Bonds	179,582	Asset based	Estimated liquidation value of issuers underlying assets and litigation proceeds (2)	31% of outstanding debt
			Marketability discount	35%
	23,000	Market based	Dealer quote or historical prices	0.5-6.5 (3.5) (1)
Promissory Notes	392,025	Asset based	Estimated liquidation value of issuers underlying assets (2)
			Marketability discount	20%

(1)	A significant decrease in the input in isolation would result in a significantly lower fair valuation measurement. (2) A significant increase in this input in isolation would result in a significantly higher fair value measurement.

The valuation techniques for Cash Store Financial Services, Inc., 11.500%, 01/31/2017, Oceanografia SA de CV, 11.250%, 07/15/2015 and Aequitas Commercial Finance, LLC Secured Subordinated Promissory Note, 11.000%, 07/28/2019 were changed from market based techniques to asset based techniques during the fiscal year ended June 30, 2016. These changes were made pursuant to the fair valuation committee's determination to use asset based techniques due to insufficient market information being available to determine a fair value.

The total change in  unrealized appreciation (depreciation) attributable to  Level 3  investments still held at
June 30, 2016 was $(1,294,310) as shown below.

Total Change in Unrealized Appreciation (Depreciation)
Corporate Bonds	$(936,335)
Promissory Notes	(357,975)
Total	$(1,294,310)

The Income Fund did not hold any derivative instruments during the year ended June 30, 2016. See reconciliation of investments for Level 3 securities in chart above. The Income Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2016

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS (continued)

Transfers of assets between Levels during the year ended June 30, 2016 for the Income Fund were as follows:

Transfers into Level 3
Foreign Bonds	$202,582
Net Transfers into Level 3	$202,582
Transfers out of Level 2
Foreign Bonds	$(202,582)
Net Transfers out of Level 2	$(202,582)

Transfers of assets between Level 2 and Level 3 as of June 30, 2016 for the Income Fund were due to foreign bonds being priced previously based on prices received from a pricing service using observable market data (Level 2) on previous valuation date but now being priced as determined by the Advisor using significant unobservable inputs (Level 3) on current valuation date.

The following is a summary of the inputs used to value the Dividend Growth Fund’s investments as of June 30, 2016:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$8,482,603	$–	$–	$8,482,603
Money Market Securities	134,059	–	–	134,059
Total	$8,616,662	$–	$–	$8,616,662

*	Refer to the Schedule of Investments for industry classifications.

The Dividend Growth Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the year ended June 30, 2016, there were no transfers between levels. The Dividend Growth Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor serves as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust.  Pursuant to the Advisory Agreement, the Advisor manages the operations of the Funds and manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board of Trustees.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2016

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

In addition, the Funds have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, shareholder servicing fees, extraordinary expenses, and, dividend and interest expenses in connection with securities sold short) to not more than 1.95% of the Funds’ average daily net assets through October 31, 2016, subject to the Advisor’s right to recoup payments on a rolling three-year basis, so long as the payments would not exceed the 1.95% expense cap.

Under the terms of the Advisory Agreement, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned, fee waivers and recoupments, and expenses reimbursed during the year ended June 30, 2016, as well as amounts due to the Advisor at June 30, 2016.

	Value Fund	Income Fund	Dividend Growth Fund
Management fee under Advisory Agreement (as a percentage of average net assets)	1.21%	1.26%	1.26%
Expense limitation (as a percentage of average net assets)	1.95%	1.95%	1.95%
Management fees earned	$470,016	$166,431	$113,994
Fees recouped (waived) and (expenses reimbursed)	$–	$(36,051)	$(37,010)
Payable to Advisor	$38,567	$2,106	$4,163

Each waiver or reimbursement by the Advisor is subject to repayment by the Funds within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Funds are able to make the repayment without exceeding the expense limitations in effect at the time the expenses were waived or currently in effect, whichever is lower as described above.

The amounts subject to repayment by the Income Fund and Dividend Growth Fund, pursuant to the aforementioned conditions, at June are as follows:

Fund	Amount	Expires June 30,
Income Fund	$73,509	2017
Income Fund	$36,051	2019
Dividend Growth Fund	$45,290	2017
Dividend Growth Fund	$52,469	2018
Dividend Growth Fund	$37,010	2019

There are no amounts subject to repayment by the Capital Value Fund.

The Trust has entered into an Investment Company Services Agreement (the “Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”).  Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Funds’ portfolio securities; (d) pricing the Funds’ shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Funds’ legal compliance; (j) maintaining shareholder account records.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2016

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

For the year ended June 30, 2016, the Funds accrued servicing fees, including out of pocket expenses, as follows:

Fund	Service Fees
Value Fund	$106,815
Income Fund	43,544
Dividend Growth Fund	39,127

Certain officers and a Trustee of the Trust are also employees of M3Sixty.

Matrix Capital Group, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for year ended June 30, 2016.

The Distributor is not affiliated with the Adviser. The Distributor is an affiliate of M3Sixty.

NOTE 5. LINE OF CREDIT

During the year ended June 30, 2016, the IMS Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit secured by the Funds’ investments. Borrowings under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $1,500,000 or 10.000% of the Fund’s daily market value.  The current agreement expires on June 12, 2017.

	Value Fund	Income Fund	Dividend Growth Fund
Total available bank line of credit as of June 30, 2016	$1,500,000	$893,766	$861,666
Average borrowings for the year	$3,874	$56,869	$8,120
Average interest rate for the year	1.822%	1.822%	1.822%
Highest balance drawn during the year	$162,000	$994,000	$252,000
Date of highest borrowings	December 3, 2015	August 31, 2015	June 6, 2016
Interest rate at June 30, 2016	1.963%	1.963%	1.963%
Line of credit borrowing at June 30, 2016	$–	$187,000	$–

NOTE 6. INVESTMENTS

For the year ended June 30, 2016, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Purchases
U.S. Government Obligations	$–	$–	$–
Other	27,170,223	49,831,071	594,055
Sales
U.S. Government Obligations	$–	$–	$–
Other	24,274,726	56,862,064	1,711,954

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2016

NOTE 6. INVESTMENTS (continued)

As of June 30, 2016, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Gross Appreciation	$7,650,924	$25,764	$824,712
Gross (Depreciation)	(1,910,692)	(6,532,462)	(1,068,700)
Net Appreciation (Depreciation) on Investments	$5,740,232	$(6,506,698)	$(243,988)
Tax Cost	$33,147,623	$15,199,424	$8,860,650

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2016, National Financial Securities Corp. (“National Financial”) held, for the benefit of its customers, 37.91% of the Value Fund, 31.59% of the Income Fund and 28.21% of the Dividend Growth Fund. As a result, National Financial may be deemed to control the Value Fund, Income Fund and Dividend Growth Fund. As of June 30, 2016, TD Ameritrade, Inc. (“Ameritrade”) held, for the benefit of its customers, 31.01% of the Value Fund and 54.05% of the Dividend Growth Fund. As a result, Ameritrade may be deemed to control the Value Fund and Dividend Growth Fund.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. For the fiscal year ended June 30, 2016, the Value Fund did not pay a distribution.

The tax characterization of distributions for the fiscal year ended June 30, 2016 and for the fiscal year ended June 30, 2015 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2016	Fiscal Year Ended June 30, 2015
Ordinary Income	$–	$–
Total Distributions paid	$–	$–

Income Fund. For the fiscal year ended June 30, 2016, the Income Fund paid monthly distributions totaling $0.330 per share.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2016

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax characterization of distributions for the fiscal year ended June 30, 2016 and for the fiscal year ended June 30, 2015was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2016	Fiscal Year Ended June 30, 2015
Ordinary Income	$1,151,406	$2,125,624
Return of Capital	–	625,375
Total Distributions paid	$1,151,406	$2,750,999

Dividend Growth Fund. For the fiscal year ended June 30, 2016, the Dividend Growth Fund paid distributions totaling $0.110 per share.

The tax characterization of distributions for the fiscal year ended June 30, 2016 and for the fiscal year ended June 30, 2015 was as follows:

Distributions paid from:	Fiscal Year Ended June 30, 2016	Fiscal Year Ended June 30, 2015
Ordinary Income	$78,680	$66,410
Total Distributions paid	$78,680	$66,410

The Funds’ tax basis distributable earnings are determined at the end of each fiscal year.  As of June 30, 2016, the Funds’ most recent fiscal year end, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Undistributed ordinary income	$–	$54,291	$1,638
Accumulated capital and other losses	(4,124,446)	(49,829,758)	(720,073)
Net unrealized appreciation (depreciation)	5,740,232	(6,506,698)	(243,988)
Other accumulated losses	–	–	–
	$1,615,786	$(56,282,165)	$(962,423)

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “accumulated capital and other losses” above.

As of June 30, 2016, accumulated capital and other losses noted above consist of:

	Capital Loss Carryforwards	Post-October Capital Losses	Late Year Ordinary Losses
Value Fund	$798,596	$3,304,584	$21,266
Income Fund	47,590,341	2,239,417	–
Dividend Growth Fund	632,284	87,789	–

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2016

NOTE 10. CAPITAL LOSS CARRYFORWARDS

At June 30, 2016, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

	Value Fund	Income Fund	Dividend Growth Fund
No expiration – short term	$–	$7,091,112	$–
No expiration – long term	–	6,665,632	15,514
Expires on June 30, 2017	–	7,045,965	–
Expires on June 30, 2018	798,596	24,109,306	616,770
Expires on June 30, 2019	–	2,678,326	–
	$798,596	$47,590,341	$632,284

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards must be utilized prior to the utilization of carryforwards with expiration dates. During the year ended June 30, 2016, the Value Fund, Income Fund and Dividend Growth Fund utilized capital loss carryforwards of $822,029, $0 and $0, respectively.  Capital loss carryforwards of $1,678,970 expired in the Income Fund.

NOTE 11. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy, subject to oversight by the Board of Trustees. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A or Regulation S of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2016

NOTE 11. RESTRICTED SECURITIES (continued)

At June 30, 2016, the aggregate value of such securities amounted to $1,373,376 and the value amounts to 15.49% of the net assets of the Income Fund.

	Acquisition Date	Shares or Principal Amount	Amortized Cost	Fair Value
Aequitas Commercial Finance, LLC Secured Subordinated Promissory Note, 11.000%, 07/28/2019, 144A	7/23/2015	$750,000	$750,000	$392,025
Cash Store Financial Services, Inc. 11.500%, 01/31/2017, 144A	5/21/2012(a)	1,289,000	1,169,210	179,582
Newland International Properties Corp., 9.500%, 07/03/2017, 144A	6/3/2011	592,190	540,715	148,047
Newland International Properties Corp., 9.500%, 07/03/2017, Reg S	6/3/2011	361,190	329,7959	90,298
Oceanografia SA de CV, 11.250%, 07/15/2015, Reg S	12/6/2012(b)	1,150,000	1,018,414	23,000
Panama Canal Railway Co., 7.000%, 11/01/2026, Reg S	2/27/2013	541,100	525,203	540,424
			$4,333,337	$1,373,376

(a)	Purchased on various dates beginning 05/21/2012.
(b)	Purchased on various dates beginning 12/06/2012.

NOTE 12. SUBSEQUENT EVENTS

On July 15, 2016, the Income Fund declared a dividend of $81,339, which was payable on July 15, 2016. On August 15, 2016, the Income Fund declared a dividend of $83,085, which was payable on August 15, 2016.

Management has evaluated subsequent events through the issuance of the financial statements and has noted no other such events that would require disclosure.

NOTE 13. AEQUITAS COMMERCIAL FINANCE, LLC

On March 10, 2016, the SEC filed a complaint against, Aequitas Commercial Finance, LLC, an issuer of securities held by the Strategic Income Fund.  Subsequently a receiver was appointed over this issuer and its related entities.  Since the complaint was filed and the issuer defaulted on interest payments, the Fair Valuation Committee of the Fund, while performing its regular review of valuation, has concluded that reductions in the valuation of the security were warranted and has written off all accrued interest and has not accrued interest since February 17, 2016. The Board and Fair Valuation Committee are monitoring the securities and potential impact on valuation and income.  As of June 30, 2016, the Fair Valuation Committee has determined the security is stated at the best estimate of fair value and actual results could differ from that estimate.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of IMS Family of Funds and
Board of Trustees of 360 Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IMS Family of Funds comprising IMS Capital Value Fund, IMS Strategic Income Fund, and IMS Dividend Growth Fund (the “Funds”), each a series of the 360 Funds, as of June 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting IMS Family of Funds as of June 30, 2016, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
August 29, 2016

TRUSTEES AND OFFICERS – (Unaudited)

The Trustees are responsible for the management and supervision of the Funds.  The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds.  This section provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively. The Statement of Additional Information for each Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Funds toll-free at (800) 934-5550.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Art Falk 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1937	Trustee and Independent Chairman	Since June 2011	Retired. President, Murray Hill Financial Marketing, (financial marketing consultant) (1990–2012).	Thirteen	None
Thomas Krausz 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1944	Trustee	Since June 2011	Mr. Krausz has been an independent management consultant to private enterprises since 2007.	Thirteen	None
Tom M. Wirtshafter 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1954	Trustee	Since June 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009–Present).	Thirteen	None
Gary DiCenzo 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1962	Trustee	Since September 2014	Chief Executive Officer, Cognios Capital (investment management firm) (2015–present); President and CEO, IMC Group, LLC (asset management firm consultant) (2010–2015).	Thirteen	None

TRUSTEES AND OFFICERS – (Unaudited)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Interested Trustee*
Randall K. Linscott 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1971	President	Since July 2013
Chief Executive Officer, M3Sixty Administration, LLC (2013–present); Chief Operating Officer, M3Sixty Administration LLC (2011–2013); Division Vice President, Boston Financial Data Services, (2005–2011).
				Thirteen	None
Officers
Andras P. Teleki 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1971	Chief Compliance Officer and Secretary	Since October 2015
Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, M3Sixty Distributors, LLC, M3Sixty Advisors, LLC and Matrix Capital Group, Inc. (2015–present); Chief Compliance Officer and Secretary, 360 Funds (2015–present); Secretary and Assistant Treasurer, Capital Management Investment Trust (2015–present); Secretary and Anti-Money Laundering Compliance Officer, Monteagle Funds (2015–present); Partner, K&L Gates, (2009–2015).
				N/A	N/A
Brandon Byrd 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1981	Assistant Secretary	Since July 2013	Chief Operating Officer, M3Sixty Administration LLC (2012–present); Division Manager – Client Service Officer, Boston Financial Data Services (mutual fund service provider) (2010–2012).	N/A	N/A
Larry Beaver 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1969	Treasurer	Since March 2007	Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005–present).	N/A	N/A
Ted Akins 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1974	Assistant Treasurer	Since June 2014	Director, Transfer Agency and Mutual Fund Operations, M3Sixty Administration, LLC (2012–present); Senior Client Service Advisor, Boston Financial Data Services, (1999–2012).	N/A	N/A
Jeremiah Hierseman 4520 Main Street Suite 1425 Kansas City, Missouri 64111 1975	Assistant Treasurer	Since September 2014	Fund Accounting Manager, M3Sixty Administration, LLC (2014–present). Fund Accounting Manager, State Street Bank – Insurance Services Division (2003–2014).	N/A	N/A

*	The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

TRUSTEES AND OFFICERS – (Unaudited)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix Capital Group and M3Sixty Administration, LLC. Each Trustee who is not an “interested person” receives a fee of $1,000 each year plus $125 per Board or committee meeting.  Effective December 16, 2015, each Trustee who is not an ”interested person” receives a fee of $1,500 each year plus $200 per Board or committee meeting attended. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee[1]	Aggregate Compensation From the IMS Family of Funds[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the IMS Family of Funds Paid to Trustees[2]
Independent Trustees
Art Falk	$ 5,950	None	None	$ 5,950
Thomas Krausz	$ 4,575	None	None	$ 4,575
Tom M. Wirtshafter	$ 4,575	None	None	$ 4,575
Gary DiCenzo	$ 4,575	None	None	$ 4,575
Interested Trustee
Randall K. Linscott	None	None	None	None

[1]	Each of the Trustees serves as a Trustee to three (3) IMS Family of Funds of the Trust. The Trust currently offers thirteen (13) series of shares.
[2]	Figures are for the year ended June 30, 2016.

OTHER INFORMATION (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 934-5550; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (800) 934-5550; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year.  For the fiscal year ended June 30, 2016, certain distributions paid by the Funds may be subject to a maximum tax rate of 20%. The Income Fund and Dividend Growth Fund intend to designate up to a maximum amount of $1,151,406 and $78,680, respectively, as taxed at a maximum rate of 20%. There were no distributions paid by the Value Fund.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2016 to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their own tax advisors.

360 FUNDS
BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN
THE TRUST AND IMS CAPITAL MANAGEMENT, INC.

On May 11, 2016, the Board of Trustees (the “Board” or the “Trustees”) of the 360 Funds (the “Trust”), comprised entirely of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), met in person to review and discuss renewing the Investment Advisory Agreement between the Trust and IMS Capital Management, Inc. (the “Adviser”) with respect to the IMS Capital Value Fund, IMS Strategic Income Fund and IMS Dividend Growth Fund (the “Funds”) (the “Investment Advisory Agreement”).

With the assistance and advice of Counsel, the Trustees had requested and received information prior to the meeting that they deemed relevant or necessary to consider in renewing the Investment Advisory Agreement. In addition, they received a memorandum with the Trustees discussing, among other things, the fiduciary duties and responsibilities of the Board in reviewing and considering the renewal of the Investment Advisory Agreement. Counsel also reviewed with the Trustees the types of information and factors that they should and should not take into consideration in making their decision about renewal.

In assessing various factors in regard to approval, the Board took into consideration information prepared for the meeting, such as: (i) reports regarding the services and support to be provided to the Funds and their shareholders by the Adviser; (ii) information prepared by the Adviser addressing its investment philosophy, investment strategy and operations; (iii) compliance reports and background concerning the Funds and the Adviser; (iv) disclosure information contained in the registration statement of the Trust and the Form ADV of the Adviser; (v) information on relevant developments in the mutual fund industry and how the Funds and the Adviser proposed to respond to them; (vi) financial information about the Adviser; (vii) a description of the personnel at the Adviser involved with the Funds, their background, professional skills and accomplishments; (viii) information on investment advice, performance, summaries of proposed fund expenses, compliance program, current legal matters, and other general information about the Adviser; (ix) comparative expense and performance information for other mutual funds that are similar to the Funds; (x) information about performance and fees relative to other accounts managed by the Adviser that might be considered comparable to the Funds in terms of investment style; and (xi) any soft-dollar or other “fall-out” or similar benefits to be realized by the Adviser from its relationship with the Funds.

The Board did not identify any particular factor or information that was most relevant to its consideration to renew the Investment Advisory Agreement and each Trustee may have afforded different weight to the various factors considered. Following is a summary of the Board’s consideration of various factors:

The Nature, Extent, and Quality of the Services Provided by the Adviser.

The Trustees considered various aspects of the nature, extent and quality of the services to be provided by the Adviser to the Funds. They considered the following, without limitation: the quality of the investment advisory services (including research and recommendations with respect to portfolio securities), to be provided; the background, experience and professional ability and skill of the portfolio management personnel assigned to the Funds, noting the commitment to hire and retain qualified personnel to work on behalf of the Funds and their shareholders; the processes used for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations, as well as for assuring compliance with regulatory requirements, specifically noting that the Adviser had not reported any material compliance matter over the last year; the manner in which the Adviser seeks to satisfy their obligation to assure “best execution” in connection with securities transactions placed for the Funds, noting the Adviser’s policies and procedures on trading and brokerage, as well as expected average brokerage commissions paid; the investment strategies and sources of information upon which the Adviser expects to rely in making investment decisions for the Funds; where applicable, the fees charged to and the performance of other accounts managed by the Adviser similar to the Funds; the oversight of the Funds’ portfolio by the Adviser; the Adviser’s succession plans and business continuity plans; and the coordination of services for the Funds among the service providers, Trust management and the Trustees.

After reviewing and considering the foregoing information and further information in the materials provided by the Adviser (including its Form ADV), the Board concluded, in light of all the facts and circumstances, that the expected nature, extent and quality of the services to be provided by the Adviser were satisfactory and adequate for the Funds.

The Costs of the Services to be provided and Profits Expected to be realized by the Adviser from its Relationships with the Funds.

In considering these factors, the Trustees took into consideration the overall expenses of the Funds, including the nature and frequency of advisory fee payments, the expected asset levels of the Funds and the gross and net expenses of the Funds as compared to the expenses of a group of funds that may be considered similar, noting that the expenses of each of the Funds was within the range of expenses incurred by the other funds in its group. The Trustees also took into consideration the information provided about the financial condition and profitability of the Adviser and the level of commitment to the Funds by the principals of the Adviser to their roles for the Funds.

The Trustees also considered the fees charged by the Adviser to comparable accounts – such as separately managed accounts -- they manage in a similar style and noted that, typically, the fees charged to the Funds were similar to fees charged to other accounts managed by the Adviser. The Trustees used this information as a potential gauge for what fees might be considered reasonable for similar investment services, although they also considered that accounts identified as similar for this purpose may also have material differences that impact their overall comparability, such as differences in the range of the investor base served by the account; the average account size; the customization of fees, services and reporting available; the daily liquidity, redemptions and turnover that might occur in a mutual fund that might not be the case in other accounts; the regulatory requirements applicable to a fund that do not apply to many non-fund accounts; and the Board oversight applicable to funds that does not apply to most other types of accounts; to name a few. The Trustees took into consideration these potential differences when assessing both performance and fee information with respect to comparable accounts.

After further consideration of these elements, the Board concluded, in light of all the facts and circumstances, that the costs of the services provided to the Funds and the profits expected to be realized by the Adviser from its relationship with the Funds were satisfactory.

Other Benefits Derived by the Adviser from its Relationships with the Funds and Conflicts of Interest.

The Trustees also considered other benefits that the Adviser could derive from their relationship with the Funds (sometimes referred to as “fall-out” benefits) and conflicts of interest. In particular, the Trustees considered that the Adviser may use “soft dollars,” or Fund commissions, to obtain research, and noted in addition to the amount of soft dollars reported that (i) the Adviser reports it would select broker-dealers on the basis of best execution, even though some of the broker-dealers it selects also provide research, (ii) the Adviser reports it would only use “soft dollars” within the Section 28(e) safe harbor, which requires the Adviser to determine that the commissions paid were reasonable in relation to the value of the research received, and (iii) the Adviser would use the research received to implement its investment strategy generally, which benefits the Funds as well as the Adviser’s other accounts.

After reviewing and considering the foregoing information and other information they deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by the Adviser from its relationships with the Funds were satisfactory.

Economies of Scale.

The Trustees also considered the extent to which economies of scale would be realized if the Funds grow and whether the total expense ratios reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Trustees considered the expenses of the Funds, and the potential for sharing with shareholders any economies of scale that are realized from the Funds’ growth.

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the total expense ratios were satisfactory and adequate to reflect economies of scale for the benefit of the Funds’ shareholders if the Funds grow.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, approved the renewal of the Investment Advisory Agreement, and determined that the compensation payable under the Investment Advisory Agreement was fair, reasonable and within a range of what could have been negotiated at arm’s-length in light of all the surrounding circumstances, including the services to be rendered and such other matters as the Board considered to be relevant.

360 FUNDS
4520 Main Street
Suite 1425
Kansas City, MO 64111

INVESTMENT ADVISER
IMS Capital Management, Inc.
8995 S.E. Otty Road,
Portland, OR 97086

ADMINISTRATOR & TRANSFER AGENT
M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

DISTRIBUTOR
Matrix Capital Group, Inc.
106 West 32nd Street
New York, NY 10001

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
 Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Graydon Head & Ritchey LLP
15 West Center Street
Lawrenceburg, IN 47025

CUSTODIAN BANK
Huntington National Bank
41 South Street
 Columbus, OH 43125

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which  contains  information  about  each  Fund’s  management  fee  and  expenses.  Please read the prospectus carefully before investing.

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Privacy Notice
FACTS	WHAT DOES 360 FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• Assets
• Retirement Assets
• Transaction History
• Checking Account Information
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons 360 Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does 360 Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions? Call 1-877-244-6235

36

Who we are
Who is providing this notice?	360 Funds M3Sixty Administration, LLC (Administrator) Matrix Capital Group, Inc. (Distributor)
What we do
How does 360 Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does 360 Funds collect my personal information?	We collect your personal information, for example, when you
• Open an account
• Provide account information
• Give us your contact information
• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness
• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• M3Sixty Administration, LLC and Matrix Capital Group, Inc., could each be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • 360 Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • 360 Funds does not jointly market.
37

ITEM 2.	CODE OF ETHICS.

(a)
The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the "audit committee financial expert" as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $45,000 and $42,500 with respect to the registrant’s fiscal years ended June 30, 2016 and June 30, 2015, respectively.

(b)
Audit-Related Fees.    There were no fees billed during the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)
Tax Fees. The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $9,000 and $8,000 with respect to the registrant’s fiscal years ended June 30, 2016 and June 30, 2015, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.   The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $1,200 for the fiscal year ended June 30, 2016 and $2,250 for the fiscal year ended June 30, 2015 for the IMS Family of Funds, and were for the auditor's consent on the registration statement and the review of the semi-annual financial report.

(e)(1)
The audit committee does not have pre-approval policies and procedures.  Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time permanent employees was zero percent (0%).

(g)
All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the last two fiscal years ended June 30, 2016 and June 30, 2015 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer,
Date: August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: August 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Principal Financial Officer
Date: August 31, 2016